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                                                                    EXHIBIT 21.1


                   SUBSIDIARIES OF AGILENT TECHNOLOGIES, INC.

                                  OCTOBER 2001

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                                                                                      ORGANIZED
                                                                                    UNDER THE LAWS OF
                                                                                    -----------------
U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES, INC.
Agilent Technologies World Trade, Inc.                                                   Delaware
Agilent LED International                                                              California
Agilent Real Estate, Inc.                                                                Delaware
American Holographic Inc.                                                                Delaware
ATN Microwave, Inc.                                                                 Massachusetts
J&W Holding Corporation                                                                California
LA Facilities, LLC                                                                       Delaware
Microsensor Technology, Inc.                                                           California
Objective Systems Integrators, Inc.                                                      Delaware
Qos-Effective Systems Ltd.                                                          New Hampshire
Quasar Acquisition Corp.                                                               California
Redswitch, Inc.                                                                          Delaware
Rockland Technologies, Inc.                                                              Delaware
Safco Technologies, Inc.                                                                 Illinois
Scope Communications, Inc.                                                               Delaware
Versatest, Inc.                                                                        California
Telegra Corporation                                                                    California


U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
Agilent Technologies Inter-Americas, Inc.                                                Delaware


U.S. SUBSIDIARIES OF OBJECTIVE SYSTEMS INTEGRATORS, INC.
Objective Systems Integrators Services, Inc.                                             Delaware


U.S. SUBSIDIARY OF LUMILEDS LIGHTING INTERNATIONAL B.V.
LumiLeds Lighting US LLC                                                                 Delaware


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES, INC.
Agilent Technologies Brasil Ltda.                                                          Brazil
SC3 Holding Aktiebolag                                                                     Sweden
Agilent Technologies (International) Private Limited                                        India


NON-U.S. SUBSIDIARY OF AGILENT LED INTERNATIONAL
LumiLEDS Lighting International B.V.                                                  Netherlands


U.S. SUBSIDIARY OF J&W HOLDING CORPORATION
J&W Scientific Incorporated                                                              Delaware

U.S. SUBSIDIARY OF SAFCO TECHNOLOGIES, INC.
Safco Technologies International, Inc.                                                   Delaware
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
NON-U.S. SUBSIDIARY OF OBJECTIVE SYSTEMS INTEGRATORS, INC.
Objective Systems Integrators, PTY LTD                                                  Australia
Objective Systems Integrators, Pte Ltd                                                  Singapore
Objective Systems Integrators B.V.                                                The Netherlands
Objective Systems Integrators, S.A. de C.V.                                                Mexico


NON-U.S. SUBSIDIARIES OF LUMILEDS LIGHTING INTERNATIONAL B.V.
LumiLeds Lighting Deutschland GmbH                                                        Germany
LumiLeds Lighting Italia S.r.L.                                                             Italy
LumiLeds Lighting Netherlands B.V.                                                    Netherlands
LumiLeds Lighting (Malaysia) Sdn. Bhd.                                                   Malaysia


NON-U.S. SUBSIDIARY OF J&W SCIENTIFIC INCORPORATED
J&W Scientific Products GmbH                                                              Germany


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES WORLD TRADE, INC.
Agilent Technologies Australia Pty Ltd                                                  Australia
Agilent Technologies (Barbados) Limited                                                  Barbados
Agilent Tecnologias Chile Limitada                                                          Chile
Agilent Technologies Colombia Ltda.                                                       Colombia
Agilent Tecnologias de Costa Rica S.A.                                                 Costa Rica
Agilent Technologies Hong Kong Limited                                                  Hong Kong
Agilent Technologies Sales (Malaysia) Sdn. Bhd.                                          Malaysia
Agilent Technologies New Zealand Limited                                              New Zealand
Agilent Technologies Europe B.V.                                                      Netherlands
Agilent Technologies Polska Sp.z.o.o.                                                      Poland
Agilent Technologies Portugal, Unipessoal Limitada                                       Portugal
Agilent Technologies LLC                                                                   Russia
Agilent Technologies Taiwan Ltd.                                                           Taiwan
Agilent Technologies (Thailand) Limited                                                  Thailand
Agilent Technologies de Venezuela, S.R.L                                                Venezuela


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES EUROPE B.V.
Agilent Technologies Belgium S.A./N.V.                                                    Belgium
Agilent Technologies Canada Inc.                                                           Canada
Agilent Technologies Holding                                                               France
Agilent Technologies UK Limited                                                   England & Wales
Agilent Technologies India Pvt. Ltd.                                                        India
Agilent Technologies Ireland Limited                                                      Ireland
Agilent Technologies Israel Ltd.                                                           Israel
Agilent Technologies Italia S.p.A.                                                          Italy
Agilent Technologies Korea Limited                                                          Korea
Agilent Technologies Microwave Products (M) Sdn. Bhd.                                    Malaysia
Agilent Technologies Mauritius Limited                                                  Mauritius
Agilent Technologies Mexico, S.de R.L. de C.V.                                             Mexico
Agilent Technologies International B.V.                                               Netherlands
Agilent Technologies Netherlands Investments B.V.                                     Netherlands
Agilent Technologies Philippines Corporation                                          Philippines
Agilent Technologies Singapore (Sales) Pte Ltd                                          Singapore
Agilent Technologies Singapore Vision Operation Pte Ltd                                 Singapore
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
Agilent Technologies Medical Products (Qingdao) Company Limited                             China
Agilent Technologies S.ar.L.                                                          Switzerland
Agilent Technologies Cervin S.ar.L.                                                   Switzerland
Agilent Technologies Leman S.ar.L.                                                    Switzerland


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES BELGIUM S.A/N.V.
Sirius Communications N.V.                                                                Belgium


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES INDIA PVT. LTD.
Dynamic Digital Technology Private Limited                                                  India


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING
Agilent Technologies France                                                                France


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES NETHERLANDS INVESTMENTS B.V.
Agilent Technologies Japan, Ltd.                                                            Japan
Yokogawa Analytical Systems, Inc.                                                           Japan
Agilent Technologies Netherlands B.V.                                                 Netherlands


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES MAURITIUS LIMITED
Agilent Technologies Company Limited                                                        China
Agilent Technologies Software Company Limited                                               China
Agilent Technologies Shanghai Analytical Products Co., Ltd.                                 China
Agilent Technologies Shanghai Company Limited                                               China


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES LEMAN S.AR.L.
Inversiones Agilent Technologies SRL                                                    Argentina
Agilent Technologies Osterreich GmbH                                                      Austria
Agilent Technologies Denmark A/S                                                          Denmark
Agilent Technologies Schweiz AG                                                       Switzerland
Agilent Technologies Finland Oy                                                           Finland


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CERVIN S.AR.L
Agilent Technologies Norway Holding AS                                                     Norway
Agilent Technologies Holding Spain, S.L.                                                    Spain
Agilent Technologies Holding Sweden AB                                                     Sweden

NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES HOLDING SWEDEN AB
Agilent Technologies Sweden AB                                                             Sweden


NON-U.S. SUBSIDIARIES OF INVERSIONES AGILENT TECHNOLOGIES SRL
Agilent Technologies Argentina SRL                                                      Argentina


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES HOLDING SPAIN, S.L.
Agilent Technologies Spain, S.L.                                                            Spain
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
NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES S.AR.L.
Agilent Technologies Cayman Islands Inc.                                           Cayman Islands
Agilent Technologies (Malaysia) Sdn. Bhd.                                                Malaysia


NON-U.S. SUBSIDIARIES OF AGILENT TECHNOLOGIES CAYMAN ISLANDS
Agilent Technologies Coordination Center S.C./C.V.                                        Belgium
Agilent Technologies Singapore Pte. Ltd.                                                Singapore


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES INTERNATIONAL B.V.
Agilent Technologies Deutschland Holding GmbH                                             Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND HOLDING GMBH
Agilent Technologies Deutschland GmbH                                                     Germany
Agilent Technologies Deutschland Alpha GmbH                                               Germany


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES DEUTSCHLAND GMBH
Agilent Technologies Deutschland GmbH & Co. Immobilien KG                                 Germany
Agilent Technologies Sanigi B.V.                                                      Netherlands


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES UK LIMITED
Agilent Finance Limited                                                                   England
BT&D Technologies Limited                                                                 England
Libra (Syscom) Limited                                                                   Scotland


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES NORWAY HOLDING AS
Agilent Technologies Norway AS                                                             Norway


NON-U.S. SUBSIDIARY OF AGILENT TECHNOLOGIES IRELAND LIMITED
MVT Ltd.                                                                                  Ireland
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
U.S. SUBSIDIARY OF MVT LTD.
MVT, Inc.                                                                                Delaware


NON-U.S. SUBSIDIARY OF MVT  LTD.
MV Technology Limited                                                                     Ireland
MV Research Limited                                                                       Ireland
MVT (JPY) Limited                                                                           Japan
Grangecard                                                                                Ireland
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